Exhibit 17

PROXY	PROXY

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel Global Emerging Markets Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel Global Emerging Markets Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: www.proxy-direct.com

Vote via the telephone:	800-337-3503

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

, 2019
Date

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel Global Emerging Markets Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on March 11, 2019. The proxy statement for this meeting is available at: www.proxy-direct.com/von-30403

Vontobel Global Emerging Markets Equity Institutional Fund

VOTING OPTIONS READ YOUR PROSPECTUS/PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	AUTOMATED TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY AUTOMATED TOUCHTONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL	VOTE, SIGN AND DATE THIS PROXY CARD	ATTEND SHAREHOLDER
www.proxy-direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	800-337-3503 FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	AND RETURN IN THE POSTAGE-PAID ENVELOPE	MEETING 50 SOUTH LASALLE STREET CHICAGO, IL ON MARCH 11, 2019

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

EXAMPLE: ☒

1.	To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Emerging Markets Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel Global Emerging Markets Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Emerging Markets Opportunities Fund; and will assume all of the liabilities of Vontobel Global Emerging Markets Equity Institutional Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROXY	PROXY

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel International Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel International Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: www.proxy-direct.com

Vote via the telephone:	800-337-3503

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

, 2019
Date

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel International Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on March 11, 2019. The proxy statement for this meeting is available at: www.proxy-direct.com/von-30403

Vontobel International Equity Institutional Fund

VOTING OPTIONS READ YOUR PROSPECTUS/PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	AUTOMATED TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY AUTOMATED TOUCHTONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL	VOTE, SIGN AND DATE THIS PROXY CARD	ATTEND SHAREHOLDER
www.proxy-direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	800-337-3503 FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	AND RETURN IN THE POSTAGE-PAID ENVELOPE	MEETING 50 SOUTH LASALLE STREET CHICAGO, IL ON MARCH 11, 2019

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

EXAMPLE: ☒

1.	To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Foreign Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel International Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Foreign Opportunities Fund; and will assume all of the liabilities of Vontobel International Equity Institutional Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROXY	PROXY

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2019

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Vontobel Global Equity Institutional Fund, a series of Advisers Investment Trust, revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full powers of substitution, to vote all shares of Vontobel Global Equity Institutional Fund that the undersigned is entitled to vote, at the Special Joint Meeting of Shareholders to be held on March 11, 2019, at the offices of The Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60603, at 9:00 a.m. Central Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: www.proxy-direct.com

Vote via the telephone:	800-337-3503

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

, 2019
Date

Receipt of the Notice of the Special Joint Meeting and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. The shares of Vontobel Global Equity Institutional Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Important Notice Regarding the Availability of Proxy Materials for this Special Joint Meeting of Shareholders to Be Held on March 11, 2019. The proxy statement for this meeting is available at: www.proxy-direct.com/von-30403

Vontobel Global Equity Institutional Fund

VOTING OPTIONS READ YOUR PROSPECTUS/PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.
COMPUTER	AUTOMATED TELEPHONE	LETTER	ATTENDANCE
VOTE ON THE INTERNET	VOTE BY AUTOMATED TOUCHTONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL	VOTE, SIGN AND DATE THIS PROXY CARD	ATTEND SHAREHOLDER
www.proxy-direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	800-337-3503 FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	AND RETURN IN THE POSTAGE-PAID ENVELOPE	MEETING 50 SOUTH LASALLE STREET CHICAGO, IL ON MARCH 11, 2019

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

EXAMPLE: ☒

1.	To approve an Agreement and Plan of Reorganization whereby Virtus Vontobel Global Opportunities Fund, a series of Virtus Opportunities Trust, will acquire all of the assets of Vontobel Global Equity Institutional Fund, a series of Advisers Investment Trust in exchange for shares of the Virtus Vontobel Global Opportunities Fund; and will assume all of the liabilities of Vontobel Global Equity Institutional Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]